UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Benessere Capital Acquisition Corp.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021

Benessere Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39836	85-3223033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street, Unit 800

Miami, FL 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 467-5200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Right and three-fourths of one Redeemable Warrant	BENEU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BENE	The NASDAQ Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common Stock	BENER	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share Class A Common Stock for $11.50 per share	BENEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Benessere Capital Acquisition Corp. (the “Company”) previously announced that it will hold a special meeting of stockholders on Monday, January 5, 2022 at 11:00 AM, Eastern Time (the “Special Meeting”) to vote to extend the date by which the Company has to complete a business combination from January 7, 2022 to July 7, 2022 (the “Extension”).

On December 30, 2021, the Company issued a press release encouraging its stockholders to vote in favor of the Extension and requesting the prompt submission of votes.

The press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release dated December 30, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benessere Capital Acquisition Corp.

Dated: December 30, 2021	By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer

Exhibit 99.1

Benessere Capital Acquisition Corp. Reminds Stockholders to Vote in Favor of Extension Amendment

NEW YORK, December 30, 2021 /PRNewswire/ — Benessere Capital Acquisition Corp. (Nasdaq: BENE, BENEU, BENEW, and BENER) (“Benessere” or the “Company”) encourages its stockholders to vote in favor of the proposal to amend its charter (the “Extension Amendment”) to extend the date by which the Company has to complete a business combination from January 7, 2022 to July 7, 2022 (the “Extension”).

A special meeting of the Company’s stockholders (“Special Meeting”) to approve the Extension Amendment will be held virtually on January 5, 2022 at 11:00 AM, Eastern Time and can be accessed by visiting https://www.cstproxy.com/benespac/2022.

The Company’s stockholders of record at the close of business on the record date, December 8, 2021, are entitled to vote the shares of common stock of Benessere owned by them at the Special Meeting. Every stockholder’s vote is important, regardless of the number of shares held, and the Company requests the prompt submission of votes. The Company has made arrangements for stockholders to vote online, by telephone, or by mail, simply by following the instructions on their provided proxy card.

If stockholders have any questions or need assistance in identifying the 12-digit meeting control number or any other matter please call the Company’s proxy solicitor, Morrow Sodali, at (800) 662-5200 (toll free) or by email at BENE.info@investor.morrowsodali.com.

If the Extension Amendment is approved and the Extension is implemented, the Company’s sponsor and eCombustible Energy LLC (“eCombustible”) will contribute to the Company’s trust account an aggregate amount equal to $0.20 per share of Class A common stock issued in the Company’s initial public offering that is not redeemed in connection with the stockholder vote to approve the Extension Amendment. Such contributions will be made as a loan that will not accrue interest and will be repayable to the sponsor, eCombustible, or their respective designees upon the consummation of an initial business combination. The Contribution will increase the pro rata portion of the funds available in the Company’s trust account in the event of the consummation of an initial business combination or liquidation from approximately $10.15 per share to approximately $10.35 per share.

About Benessere

Benessere is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Benessere’s strategy is to identify and complete business combinations with technology-focused middle market and emerging growth companies in North, Central and South America. For more information, please visit www.benespac.com.

Forward Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.